SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: February 28, 2003

Under the section titled “TCW Galileo Emerging Markets Equities Fund” at page 14, James Syme is added as a portfolio manager and Sean Taylor is deleted as a portfolio manager.

Under the section titled “TCW Galileo Select International Growth Equities Fund” at page 23, Timothy Short is added as portfolio manager.

Under the section titled “Portfolio Managers” at page 33, Sean Taylor is deleted and the following individual is added:

James Syme    Fund Manager, Global Equities of SGAM-UK

November 3, 2003

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